UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SINGULARITY FUTURE TECHNOLOGY LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

48 Wall Street, Suite 1100

New York, NY 10005

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

SINGULARITY FUTURE TECHNOLOGY LTD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [ ], 2026

To Our Stockholders:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Singularity Future Technology Ltd. (the “Company”) on [ ], 2026 at [ ] a.m. at the [ ], for the following purposes:

1.	To re-elect Xu Zhao and Jinhao Pang as Class I director nominees to serve on the board of directors of the Company (the “Board”) until our next annual meeting of stockholders or until their successors are duly elected or appointed;

2.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	To approve a new stock incentive plan of the Company (the “2026 Incentive Plan”);

4.

(a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-fourteen (14), whereby five (5) shares, ten (10) shares, or fourteen (14) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”);

5.	To amend the Company’s current Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock, which the Company shall have authority to issue, from 50,000,000 shares to 50,000,000,000 shares (the “Increase of Authorized Shares Amendment”);

6.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on [  ], 2026 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning [  ], 2026 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer

New York, New York
[ ], 2026

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy by telephone, via the Internet or by mail. For additional instructions, voting by telephone or via the Internet, please refer to the proxy card. To vote and submit your proxy by mail, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2026

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

How to Vote Your Shares

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Annual Meeting only if you are represented by proxy, please take the time to vote your proxy.

●	ATTEND IN PERSON THE COMPANY’S 2026 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE VIA THE INTERNET OR BY TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON [ ], 2026 — THE PROXY STATEMENT AND THE 2025 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.singularity.us

If not attending the meeting and voting in person, stockholders of record, or “registered stockholders,” can vote by proxy in the following three ways:

By Telephone:	Call the toll-free number indicated on the enclosed proxy card and follow the recorded instructions.

Via the Internet:	Go to the website indicated on the enclosed proxy card and follow the instructions provided.
By Mail:	Mark your vote, date, sign and return the enclosed proxy card in the postage-paid return envelope provided.

If your shares are held beneficially in “street” name through a nominee such as a financial institution, brokerage firm, or other holder of record, your vote is controlled by that institution, firm or holder. Your vote by proxy may also be cast by telephone or via the Internet, as well as by mail, if your financial institution or brokerage firm offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card.

Please note that if your shares are held beneficially through a bank, broker or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

i

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [  ], 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of our company for our 2026 annual meeting of stockholders (the “Annual Meeting”) of stockholders, which will take place on [ ], 2026. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about [ ], 2026 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on [ ], 2026 at [ ] a.m. local time, at [ ].

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of [ ], 2026 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock (the “Common Stock”) on the Record Date or (b) an account statement showing that you beneficially owned shares of our Common Stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, our Board, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025?

A:	We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Annual Report”). Our Annual Report can also be accessed through our website. We filed our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 with the Securities and Exchange Commission (“SEC”) on October 14, 2025.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To re-elect Xu Zhao and Jinhao Pang as Class I director nominees to serve on the board of directors of the Company (the “Board”) until our next annual meeting of stockholders or until their successors are duly elected or appointed;

2.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	To approve a new stock incentive plan of the Company (the “2026 Incentive Plan”);

4.

(a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-fourteen (14), whereby five (5) shares, ten (10) shares, or fourteen (14) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”);

5.	To amend the Company’s current Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock, which the Company shall have authority to issue, from 50,000,000 shares to 50,000,000,000 shares (the “Increase of Authorized Shares Amendment”);

6.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	What are the voting requirements to approve the proposals?

A:	The affirmative vote of the holders of a majority of the outstanding shares of Common Stock cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required and sufficient to adopt or approve each of the voting proposals in this proxy statement, if a quorum is present.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” the re-election of the nominees; “FOR” the ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm; “FOR” the approval of the 2026 Incentive Plan; “FOR” the approval of the Reverse Stock Split Amendment; “FOR” the approval of the Increase of Authorized Shares Amendment.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had [  ] shares of Common Stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

If on [  ], 2026 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares of Common Stock held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at [ ] am. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm in Proposal Two is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that the rest of the proposals in the Annual Meeting are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Re-Election of Directors	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	We do not expect to receive broker non-votes on this proposal.

Proposal Three: Approval of the 2026 Incentive Plan	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Four: Approval of the Reverse Stock Split Amendment	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Five: Approval of the Increase of Authorized Shares Amendment	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Company, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person or by proxy, of any number of shareholders together holding at least one-third (1/3) of the shares of our Common Stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the merger and reorganization and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this Proxy Statement that we expect to achieve as a result of the merger and reorganization. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans” or similar expressions in this Proxy Statement or in the documents incorporated by reference. Any forward-looking statements in this Proxy Statement reflect only expectations that are current as of the date of this Proxy Statement or the date of any document incorporated by reference in this document, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

PROPOSAL ONE

RE-ELECTION OF DIRECTORS

You are asked to vote for the re-election of the following Class I director nominees to serve as a member of the Board. The nominees for our Board have consented to serve if elected to a term from the date of election until the annual meeting of stockholders for fiscal year 2027.

The following table provides information regarding each nominee to our Board:

Name	Age	Position
Jinhao Pang	27	Executive Director
Xu Zhao	40	Independent Director

Mr. Jinhao Pang was elected to the Board on November 18, 2024. He worked as a software engineer with Yisa Technology Co., Ltd. in Qingdao, China from June 2021 to August 2022, where he led the design and development of a module for a training system, which allowed companies to update training content dynamically and enables users to engage with the latest material through interactive learning and problem-solving. Mr. Pang received a M.S. in Computer Science from New York University in May 2024, and a B.S. in Information and Computing Science from Xi’an Jiaotong-Liverpool University in July 2022.

Mr. Xu Zhao was elected to the Board as an independent director on September 25, 2023. Mr. Zhao has worked as the president of Shijiazhuang Juminhui Technology Co., Ltd., a Chinese trading company since March 2023. He was the regional manager for Hebei Province of Jiangsu Hengrui Pharmaceuticals Co., Ltd., a Chinese pharmaceutical company from September 2009 to July 2022. Mr. Zhao received his bachelor’s degree in marketing from Nankai University Binhai College in 2009.

THE BOARD RECOMMENDS A VOTE “FOR” the RE-election of THE DIRECTOR NOMINEES

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company.

Independence of the Board of Directors

As required under the listing standards of The NASDAQ Stock Market, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Company’s Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The NASDAQ Stock Market, as are in effect from time to time.

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The NASDAQ Stock Market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Xu Zhao, Zhongliang Xie and Yangyang Xu were “independent directors” as defined under the rules of The NASDAQ Stock Market.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance Committee. The members of each committee qualify as “independent” under the rules and regulations of the SEC and The NASDAQ Stock Market.

Audit Committee

The current members of our audit committee are Zhongliang Xie (Chair), Xu Zhao and Yangyang Xu, each of whom we believe satisfies the independence requirements of the SEC. We believe Zhongliang Xie is qualified as an audit committee financial expert under the regulations of the SEC by reason of his work experience. Our audit committee assists our Board in its oversight of:

●	The integrity of our financial statements;

●	Our independent registered public accounting firm’s qualifications and independence; and

●	The performance of our independent auditors.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: http://www.singularity.us.

Compensation Committee

The current members of our compensation committee are Yangyang Xu (Chair), Xu Zhao and Zhongliang Xie. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.singularity.us.

Corporate Governance Committee

The current members of our nominating committee are Xu Zhao (Chair), Zhongliang Xie and Yangyang Xu. The Corporate Governance Committee identifies and recommends nominees to the Board and oversees compliance with our corporate governance guidelines. The Corporate Governance Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Corporate Governance Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Corporate Governance Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The Corporate Governance Committee will consider all bona fide candidates for election to the Board and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2026 Annual Meeting of Stockholders. To date, the Company has not received any recommendations from stockholders for candidates for inclusion in the committee’s slate of nominees.

The Corporate Governance Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.Singularity.us.

Director Independence

Our Board has determined that each of Messrs. Zhongliang Xie, Xu Zhao and Ms. Yangyang Xu is an “independent director” as defined by the applicable SEC rules and Nasdaq Listing Rules.

Meetings of the Board of Directors

The Board held no meeting during the fiscal year ended June 30, 2025 and acted six times by unanimous written consent.

We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The Audit Committee oversees management of financial risks. The Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Stockholder Communications with the Board

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication to: cj@sglyfuture.com . All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at www.singularity.us. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

EXECUTIVE COMPENSATION

The following table shows the annual compensation paid by us to Mr. Zhikang Huang, our former Vice President, Ziyuan Liu, our former Chief Executive Officer, Dianjiang Wang, our former Chief Financial Officer, and Ying Cao, our Chief Financial Officer for the years ended June 30, 2024 and 2025.

Name	Year	Salary	Bonus	Securities- based Compensation	All other Compensation	Total
Ziyuan Liu	2024	$180,000	-	-	-	$180,000
Former Chief Executive Officer(1)	2025	$-	-	-	-	$-

Dianjiang Wang	2024	$7,391	-	-	-	7,391
Former Chief Financial Officer(2)	2025	$-	-	-	-	$-

Ying Cao (3)	2024	$46,957	-	-	-	$46,957
Former Chief Financial Officer	2025	-				-

(1)	According to the Employment Agreement dated April 18, 2023, Mr. Liu’s compensation consists of an annual base salary of $240,000 in cash and a discretionary annual bonus, effective April 18, 2023. Mr. Liu resigned as Chief Executive Officer on November 16, 2024.

(2)

According to the Employment Agreement dated May 1, 2023, Mr. Wang’s compensation consists of an annual base salary of $60,000, and a discretionary annual bonus, effective May 1, 2023. Mr. Wang resigned as Chief Financial Officer on August 21, 2023.

(3)

According to the Employment Agreement dated August 21, 2023, Mr. Cao’s compensation consists of an annual base salary of $60,000, and a discretionary annual bonus, effective August 21, 2023. Mr. Ying Cao resigned as the Chief Financial Officer on February 20, 2025.

Compensation of Current Named Executive Officers (the “Current Named Executive Officers”)

The Company has an employment agreement with Ms. Jia Yang, our Chief Executive Officer. The employment agreement began on November 18, 2024, with a term of one year. The term shall automatically be extended for a one-year period in the absence of notice of non-renewal provided at least 30 days prior to the anniversary date of the employment agreement. Under the terms of the employment agreement, Ms. Yang receives an annual base salary of $66,000 in cash, and a discretionary annual bonus.

The Company has an employment agreement with Mr. Chee Jiong Ng, our Chief Financial Officer. The employment agreement began on February 21, 2026, with a term of one year. The term shall automatically be extended for a one-year period in the absence of notice of non-renewal provided at least 30 days prior to the anniversary date of the employment agreement. Under the terms of the employment agreement, Mr. Cao receives an annual base salary of $84,000, and a discretionary annual bonus.

	Fiscal			Securities- based	All other
Name	Year	Salary	Bonus	Compensation	Compensation	Total
Jia Yang	2025	$59,613	-	-	-	$59,613
Chief Executive Officer (1)	2024	-	-	-	-	-

Chee Jiong Ng	2025	$30,000	-	-	-	$30,000
Chief Financial Officer (2)	2024	-	-	-	-	-

Jianhao Pang	2025	$5,000	-	-	-	$5,000
Director, Manager of the Technology Department(3)	2024	-	-	-	-	-

(1)	According to the Employment Agreement dated August 6, 2024, Ms. Yang’s compensation consists of an annual base salary of $66,000 in cash and a discretionary annual bonus, effective August 6, 2024. Ms Yang was appointed as the CEO of the Company on November 18, 2024.

(2)	According to the Employment Agreement dated February 21, 2025, Mr. Ng’s compensation consists of an annual base salary of $84,000 in cash and a discretionary annual bonus, effective February 21, 2025.

(3)	According to the Employment Agreement dated November 18, 2024, Mr. Pang’s compensation consists of an annual base salary of $60,000 in cash and a discretionary annual bonus, commencing from June 1, 2025.

Director Compensation

The table below sets forth the compensation received by our directors for the year ended June 30, 2025.

	Fees earned or	Stock	Option	All other
	paid in cash	awards	awards	compensation	Total
	($)	($)	($)	($)	($)
Zhongliang Xie	50,000	-	-	-	50,000
Xu Zhao	50,000	-	-	-	50,000
Yangyang Xu	50,000	-	-	-	50,000

(1)	This table does not include Ms Jia Yang, our Chief Executive Officer and director whose compensation is fully reflected in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of the Record Date, for (i) each named executive officer and director, and (ii) all executive officers and directors as a group. As of the Record Date, there was no stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days of the Record Date through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children. In the table below, percentage ownership is based on [ ] shares of our Common Stock issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Jia Yang	*	*
Chee Jiong Ng	*	*
Yangyang Xu	*	*
Zhongliang Xie	*	*
Xu Zhao	*	*
Jinhao Pang	*	*
All directors and executive officers as a group (six individuals)	*	*

*	Less than 1%.

(1)	The address of each of the named individuals is c/o Singularity Future Technology, Ltd., 48 Wall Street, Suite 1100, New York, NY 10005.

Securities Authorized for Issuance to Our Officers, Directors, Employees and Consultants under Equity Compensation Plans

The below table reflects, as of June 30, 2025, the number of shares of common stock authorized by our stockholders to be issued (directly or by way of issuance of securities exercisable for or convertible into) as incentive compensation to our officers, directors, employees and consultants.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans under the 2008 Incentive Plan approved by security holders	2,000	$10.05	47,781

Equity compensation plans under the 2014 Incentive Plan approved by security holders	-	-	110,000

Equity compensation plans under the 2021 Incentive Plan approved by security holders	-	-	9,800,000

Equity compensation plans under the 2025 Incentive Plan approved by security holders	-	-	630,523

Equity compensation plans not approved by security holders	-	-	-

As of June 30, 2025, the Company had outstanding equity awards under its 2008 Incentive Plan and had shares remaining available for future issuance under its 2008, 2014, 2021 and 2025 Incentive Plans.

Related Transactions

Set forth below are our transactions with related persons for the years ended June 30, 2024 and 2025.

Due from Related Party

As of June 30, 2025 and 2024, the outstanding amounts due from related parties consist of the following:

	June 30,	June 30,
	2025	2024
Zhejiang Jinbang Fuel Energy Co., Ltd (1)	$388,496	$382,949
Shanghai Baoyin Industrial Co., Ltd (2)	1,084,793	1,066,003
LSM Trading Ltd (3)	-	570,000
Rich Trading Co. Ltd (4)	-	103,424
Less: allowance for credit losses	(1,473,289)	(2,122,376)
Total	-	-

Movements of allowance for credit losses were as follows:

	June 30,	June 30,
	2025	2024
Beginning balance	$2,122,376	$2,126,385
Less: Write-off	(675,063)	-
Exchange rate effect	25,976	(4,009)
Ending balance	$1,473,289	$2,122,376

(1)	As of June 30, 2025 and 2024, the Company advanced $388,496 and $382,949 to Zhejiang Jinbang Fuel Energy Co., Ltd (“Zhejiang Jinbang”) which is 30% owned by Mr. Wang Qinggang, CEO and legal representative of Trans Pacific Shanghai. The advance is non-interest bearing and due on demand. The Company provided credit losses of $388,496 and $382,949 for the balance of the receivable as of June 30, 2025 and 2024. The amount of the allowance changed as a result of changes in exchange rates.

(2)	As of June 30, 2025, and 2024, the Company advanced $1,084,793 and $1,066,003 to Shanghai Baoyin Industrial Co., Ltd. which is 30% owned by Qinggang Wang, CEO and legal representative of Trans Pacific Logistic Shanghai Ltd. The advance is non-interest bearing and due on demand. The Company provided full credit losses for the balance of the receivable.

(3)	As of June 30, 2025 and 2024, the Company advanced nil and $570,000 to LSM Trading Ltd, which is 40% owned by the Company. The advance is non-interest bearing and due on demand. The Company evaluated the collection possibility and decided to provide full credit losses for the balance of the receivable. The advance was fully written off in fiscal 2025.

(4)	On November 16, 2021, the Company entered into a project cooperation agreement with Rich Trading Co. Ltd USA (“Rich Trading”) for the trading of computer equipment. Rich Trading’s bank account was controlled by now-terminated members of the Company’s management and was, at the time, an undisclosed related party. According to the agreement, the Company was to invest $4.5 million in the trading business operated by Rich Trading and the Company would be entitled to 90% of profits generated by the trading business. The Company advanced $3,303,424 for this project, of which $3,200,000 has been returned to the Company. The Company filed a complaint to recover the remainder of the funds advanced. The Company provided an allowance of $103,424 for the balance of the receivable as of June 30, 2024. The advance was fully written off in fiscal 2025.

Due to related parties

As of June 30, 2025 and 2024, the Company owed $26,373 and $25,997 to Qinggang Wang, CEO and legal representative of Trans Pacific Shanghai, respectively. These payments were made on behalf of the Company for the daily business operational activities.

As of June 30, 2025 and 2024, the Company owed $497,857 and $199,034 Zhejiang Jinbang Fuel Energy Co., Ltd (“Zhejiang Jinbang”) which is 30% owned by Mr. Wang Qinggang, CEO and legal representative of Trans Pacific Shanghai. These payments were made on behalf of the Company for the daily business operational activities.

The balance of due to related parties was interest-free, unsecured, and due upon demand.

Director Independence

Our Board has determined that each of Zhongliang Xie, Yangyang Xu and Xu Zhao are an “independent director” as defined by the applicable SEC rules and Nasdaq Listing Rules.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, all executive officers, directors and greater than 10% stockholders have filed Forms 3 with the SEC, not necessarily in a timely manner.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held 0 meeting and acted four times by unanimous written consent during the fiscal year ended June 30, 2025.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the SEC. The Audit Committee retained Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Audit Committee:

Zhongliang Xie

Xu Zhao

Yangyang Xu

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026. Representatives of Audit Alliance LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board, on behalf of the Audit Committee, is submitting the selection of Audit Alliance LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees

Set forth below are the aggregate fees billed by Audit Alliance LLP, our independent registered accounting firm, for the fiscal years ended June 30, 2025 and 2024 for services rendered by them as our independent registered accounting firm for such years.

	Fiscal 2025	Fiscal 2024
Audit fees	$280,000	$376,000
Audit-related fees	-	-
Total Audit & Audit-related fees	$280,000	$376,000
Tax fees	-	-
All other fees	-	-
Total fees	$280,000	$376,000

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under Audit fees. No such fees were billed in fiscal 2024 or 2025.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. No such fees were billed by Audit Alliance LLP in fiscal 2024 or 2025. The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Audit Alliance’s independence.

All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e. Audit Fees, Audit-Related Fees, Tax Fees and allowable working costs. There were no other fees billed during the fiscal years ended June 30, 2024 and 2025.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minims non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE – APPROVAL OF THE 2026 INCENTIVE PLAN

Background

The Board adopted the Singularity Future Technology Ltd. 2026 Stock Incentive Plan (the “2026 Incentive Plan”) on [  ], 2026 subject to approval by the stockholders of the Company. The Board believes that the 2026 Incentive Plan will advance the long-term success of the Company by incentivizing those key employees, officers, advisors and members of the Board who are not employees for adding value to the organization.

The 2026 Incentive Plan is administered by the Compensation Committee of the Board. The 2026 Incentive Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2026 Incentive Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors, executive officers or 5% stockholders of the Company.

Awards under the 2026 Incentive Plan may be in the form of incentive stock options, nonqualified incentive stock options or Common stock awards. All of the securities issuable under the 2026 Incentive Plan relate ultimately to the Company’s Common stock and not to its Preferred Stock.

2026 Incentive Plan

Any employee of, non-employee director of, or consultant to the Company or its affiliates or subsidiaries, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company may all be selected by the Compensation Committee to receive awards under the 2026 Incentive Plan. The benefits or amounts that may be received by or allocated to participants under the 2026 Incentive Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

The maximum number of shares as to which awards may be granted under the 2026 Incentive Plan shall not exceed 15% of the issued and outstanding shares of common stock of the Company as of the date hereof.

Options may be either incentive stock options or nonqualified stock options, provided that only employees may be granted incentive stock options. All options must be evidenced by an award agreement approved by the Compensation Committee. The Compensation Committee shall determine the number of shares subject to the option, the per share exercise price under the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to certain restrictions enumerated in the 2026 Incentive Plan, attached as Appendix A hereto.

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of common stock in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to an award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award; (b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

Except as provided below, no award under the 2026 Incentive Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

Termination

The Compensation Committee may terminate the 2026 Incentive Plan at any time. If not sooner terminated by the Board, the 2026 Incentive Plan will terminate on the tenth anniversary of its effective date.

The 2026 Incentive Plan may be amended by the Board, but without further approval by the stockholders of the Company, the Board shall not amend the 2026 Incentive Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

Tax Consequences

The following is a summary of certain of the federal income tax consequences of certain transactions under the 2026 Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of plan stock grants generally will be subject to tax at ordinary income rates on the fair market value of the plan stock grant (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the plan stock grant will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the plan stock grant (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to plan stock grants that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

This summary is not a complete description of all provisions of the 2026 Incentive Plan. A copy of the 2026 Incentive Plan is attached hereto as Appendix A.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2026 INCENTIVE PLAN AS DESCRIBED IN THIS PROPOSAL THREE.

Proposal FOUR - APPROVAL OF AN AMENDMENT TO THE amended and restated
articles OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT of THE common stock

General

The Company is asking stockholders to adopt and approve the Reverse Stock Split Amendment to effect a reverse stock split, if the Board later determines it is necessary and in the best interest of our stockholders. The Board has unanimously approved and declared advisable the Reverse Stock Split Amendment and recommends that our stockholders adopt and approve the Reverse Stock Split Amendment. The following description of the Reverse Stock Split Amendment is a summary and is subject to the full text of the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”), the form of which is attached to this Proxy Statement as Appendix B. The text of the Reverse Stock Split Amendment may be altered to reflect any changes required by applicable law, regulatory authority or otherwise deemed necessary or advisable by the Board.

If stockholders approve this proposal, the Board will cause the Articles of Amendment to our Amended and Restated Articles of Incorporation (the “Articles of Amendment”) to be filed with the Virginia State Corporation Commission and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting, but not later than the first anniversary of its approval by our stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Articles of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

Depending on the ratio for the Reverse Stock Split determined by the Board, either five, ten, or fourteen shares in aggregate of the Common Stock will be combined into one new share of our Common Stock. As of the Record Date, [ ] shares of our Common Stock were issued and outstanding. Based on the number of shares of Common Stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-5, approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-10, and approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-14 as illustrated in the table under the caption “Effects of the Reverse Stock Split — Effect on Shares of Common Stock.”

If approved and effected, all holders of the Common Stock will be affected proportionately by the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below.

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Except for adjustments that may result from the treatment of fractional shares as described above, each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split. Our Common Stock has no par value which will not change after the Reverse Stock Split (see “— Effects of the Reverse Stock Split — Reduction in Stated Capital”).

Except as otherwise indicated, all share, per share, and related numbers and data in this Proxy Statement reflect pre-split information and do not give effect to the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split Amendment is approved by affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, the Board will have the discretion to determine, as it deems to be in the best interest of our stockholders, the specific ratio to be used (1-for-5, 1-for-10, or 1-for-14) and the timing of the reverse stock split, which must occur at any time prior to the first anniversary of its approval by the stockholders. The Board may also, in its discretion, determine not to effect the reverse stock split if it concludes, subsequent to obtaining stockholder approval, that such action is not in the best interests of our Company and our stockholders. Our Board believes that the availability of a range of reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	meeting certain listing requirements of The NASDAQ Capital Market;

●	the historical trading price and trading volume of our Common Stock;

●	appealing to a broader range of investors to generate greater investor interest in the Company;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

Background and Reasons for the Reverse Stock Split

On November 19, 2025, the Company received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“NASDAQ”) notifying the Company that, for the last 30 consecutive trading days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). Under Rule 5810(c)(3)(A), the Company was provided with a compliance period of 180 calendar days, until May 18, 2026, to regain compliance. In the event the Company does not regain compliance, the Company may be eligible for additional time. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, NASDAQ will inform the Company that it has been granted an additional 180 calendar days. If at any time during this 180-day period the closing bid price of the Company’s securities is at least $1.00 for a minimum of ten consecutive business days, the Company’s compliance will be regained. On May 18, 2026, we submitted a request for an additional compliance period of 180 days. On May 19, 2026, NASDAQ granted an additional compliance period of 180 calendar days, until November 16, 2026, to regain compliance.

We believe that a delisting of our Common Stock from the NASDAQ Capital Market would negatively impact us because it would: (i) reduce the liquidity and market price of our Common Stock; (ii) reduce the number of investors willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity financing; and (iii) limit our ability offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets.

The Board will consider all available options in order to regain compliance with the requirements of Rule 5550(a)(2), but we may be unable to meet the minimum share price requirement of Rule 5550(a)(2) unless we effect the Reverse Stock Split. Accordingly, we are seeking shareholder approval at this time to provide, if needed, a cure for the share price non-compliance through the Reverse Stock Split.

Stockholder approval is required to effectuate a reverse stock split. If the Company effectuates the Reverse Stock Split, it will regain compliance with Rule 5550(a)(2) if the Company’s price per share of Common Stock promptly exceeds $1.00 per share and remains above that level for at least the following ten consecutive business days.

Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we can provide no assurance that the price of our Common Stock would remain above the threshold required for continued listing on The NASDAQ Capital Market following the implementation of the Reverse Stock Split.

We believe that the Reverse Stock Split may provide us and our stockholders with other potential benefits, such as improved marketability and liquidity of our Common Stock and increased interest and trading in our Common Stock. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our business and may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Virginia State Corporation Commission. The amendment will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share market price of our Common Stock. However, the effect of the Reverse Stock Split on the per share market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Even if our stockholders adopt and approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet The NASDAQ Capital Market’s continued listing criteria.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share market price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lot” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing the marketability of our Common Stock as described above.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Articles of Amendment that is filed with the Virginia State Corporation Commission, will be determined at the discretion of the Board, and may occur as soon as the business day immediately following the Annual Meeting, assuming the stockholders approve the Reverse Stock Split Amendment. However, the exact timing of the filing of the Articles of Amendment to effect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, which must occur at any time prior to the first anniversary of its approval by the stockholders.

If, at any time prior to the filing of the Articles of Amendment with the Virginia State Corporation Commission, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Articles of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Effects of the Reverse Stock Split

General

After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of Common Stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Common Stock based on the reverse stock split ratio selected by the Board.

Other than as a result of the treatment of fractional shares as described above, voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split, and the number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of the Record Date, relating to our outstanding Common Stock based on the proposed Reverse Stock Split ratios assuming that the Reverse Stock Split is implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	50,000,000	[ ]
Post-Reverse Stock Split 1:5	50,000,000	[ ]	(1)
Post-Reverse Stock Split 1:10	50,000,000	[ ]	(1)
Post-Reverse Stock Split 1:14	50,000,000	[ ]	(1)

(1)	Does not include potential additional shares of Common Stock that may be issued upon exercise of warrants previously issued by the Company.

After the effective date of the Reverse Stock Split that the Board elects to implement, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the listing of our Common Stock on NASDAQ. Following the Reverse Stock Split, our Common Stock will continue to be listed on NASDAQ under the symbol “SGLY,” although it will be considered a new listing with a new CUSIP number.

Effect on Shares of Preferred Stock

The Reverse Stock Split will have no effect on the number of authorized shares of our preferred stock.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split Proposal, if approved and implemented, will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders.

Effect on Par Value

Our Common Stock has no par value. The Reverse Stock Split Amendment will not affect the par value of our Common Stock.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the paid-in capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the paid-in capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Potential Anti-takeover Effects of a Reverse Stock Split

Implementation of the Reverse Stock Split will result in a significant increase in the authorized but unissued shares of Common Stock vis-à-vis the outstanding shares of Common Stock. An increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Our Board has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device, and it has determined that a reduction in the number of authorized shares of Common Stock is appropriate.

Fractional Shares

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Transhare Corporation as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Stock Split shares to the transfer agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Appraisal Rights

Under the Virginia Stock Corporation Act, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split described in this proposal, if implemented, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

Certain Federal Income Tax Considerations

The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Reverse Stock Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive a whole share of Common Stock in lieu of a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split, except for those stockholders receiving a whole share of Common Stock in lieu of a fractional share (as described below). The holding period for shares of Common Stock after the reverse stock split will include the holding period of shares of Common Stock before the reverse stock split, provided that such shares of Common Stock are held as a capital asset at the Effective Time. The adjusted basis of the shares of Common Stock after the reverse stock split will be the same as the adjusted basis of the shares of Common Stock before the reverse stock split, excluding the basis of any fractional share.

A stockholder who receives a whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT

PROPOSAL FIVE – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE TO AUTHORIZED SHARES

The Board proposed to amend the Amended and Restated Articles of Incorporation (the “Articles”) to increase the number of shares of Common Stock that we are authorized to issue from 50 million shares to 50 billion shares (the “Increase of Authorized Shares Amendment”). The Board determined that the proposed amendment and increase of our authorized shares is advisable and in the best interests of the Company and its stockholders. Accordingly, the Board is submitting the Increase of Authorized Shares Amendment for approval by our stockholders.

The Increase of Authorized Shares Amendment, if approved, will amend Article III.1 of the Articles by replacing “50,000,000” with “50,000,000,000.” The following description of the Increase of Authorized Shares Amendment is a summary and is subject to the full text of the Articles of Amendment, which is attached to this Proxy Statement as Appendix B.

The Increase of Authorized Shares Amendment will not become effective until Articles of Amendment are filed with the Virginia State Corporation Commission. If the Increase of Authorized Shares Amendment is approved, we intend to make this filing promptly after the Annual Meeting.

We are not proposing to make any changes to the number of authorized shares of our preferred stock.

Rationale of this Proposal

The Board believes that it is in the best interests of Company and its shareholders to have a sufficient number of shares of Common Stock authorized to give us the flexibility to issue shares of Common Stock in connection with future public and private equity financings, mergers and other expansion opportunities as well as for general corporate purposes. The Board has determined that the number of authorized shares of Common Stock currently available for issuance may not be sufficient for our future needs. Increasing the number of authorized shares now will avoid the potential delays and expense of calling and holding a special meeting of shareholders at a later date to approve an increase in the number of authorized shares, which could result in the Company not being able to take advantage of a potential opportunity. The board believes that the increased number of authorized shares will enhance our ability to promptly respond to acquisition, financing and other opportunities.

Effects of the Proposal.

The approval of the Authorized Shares Increase Amendment will result in an additional 49,950,000,000 shares of Common Stock being available for issuance. The additional shares of Common Stock authorized by the Increase of Authorized Shares Amendment will be part of the existing class of our Common Stock and thus will have the same rights and privileges as each share of Common Stock currently authorized or outstanding. These additional shares will not have any effect on the rights of present shareholders. However, our shareholders do not have preemptive rights (that is, the right to have the first chance to purchase shares in future stock issuances). Therefore, if the Board determines to issue additional shares of our Common Stock, it would have the discretion to determine to whom such additional shares would be offered. As a result, the issuance of additional authorized shares in the future, other than through a proportional issuance such as a stock dividend, will have a dilutive effect on shareholders’ interests with respect to earnings per share, voting and liquidation value and, depending on the price at which the shares are issued, book and market value per share.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE OF AUTHORIZED SHARES AMENDMENT

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Bylaws.

Stockholder proposals and nominations may not be brought before the 2026 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Bylaws, and the stockholder’s submission is received by us no earlier than [ ] or no later than [ ]. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, then timely notice by the shareholder must be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting or (ii) the fifteenth (15th) day following the day on which public announcement of the date of such meeting is first made. “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. Proposals or nominations not meeting these requirements will not be entertained at the 2026 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Copies of 2025 Annual Report

Our Annual Report is being sent along with this proxy statement. The Annual Report is also available on our website at www.singularity.us. The information on our website is not incorporated by reference into this proxy statement.

Your vote is important. Please promptly vote your shares of our Common Stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer
[ ], 2026

Appendix A

2026 Incentive Plan

SINGULARITY FUTURE TECHNOLOGY LTD.

2026 STOCK INCENTIVE PLAN

1. Purpose and Effective Date.

(a) The purpose of the Singularity Future Technology Ltd. 2026 Stock Incentive Plan (the “Plan”) is to further the long-term stability and financial success of Singularity Future Technology Ltd. (the “Company”) by attracting and retaining personnel, including employees, non-employee directors, and consultants, through the use of stock incentives. It is believed that ownership of Company stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business.

(b) The Plan was adopted by the Board of Directors on [  ], 2026, and by the shareholders of the Company on [  ], 2026 (the “Effective Date”).

2. Definitions.

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Affiliate. The meaning assigned to the term “affiliate” under Rule 12b-2 of the Act.

(c) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Plan Stock Grants.

(d) Award. The award of an Option or Plan Stock Grants under the Plan.

(e) Beneficiary. The person or persons entitled to receive a benefit pursuant to an Award upon the death of a Participant.

(f) Board. The Board of Directors of the Company.

(g) Cause. Dishonesty, fraud, misconduct, gross incompetence, gross negligence, breach of a material fiduciary duty, material breach of an agreement with the Company, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Committee, which determination shall be binding. Notwithstanding the foregoing, if “Cause” is defined in an employment agreement between a Participant and the Company, “Cause” shall have the meaning assigned to it in such agreement.

(h) Change of Control.

(i) The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust sponsored by the Company or its subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act;

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, and the Company is not the surviving corporation; and

(iii) A liquidation of the Company.

(i) Code. The Internal Revenue Code of 1986, as amended.

(j) Committee. The Compensation Committee of the Board.

(k) Company. Singularity Future Technology Ltd.

(l) Company Stock. The common stock of the Company, without par value per share. In the event of a change in the capital structure of the Company (as provided in Section 12 below), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(m) Consultant. A person rendering services to the Company who is not an “employee” for purposes of employment tax withholding under the Code.

(n) Corporate Change. A consolidation, merger, dissolution or liquidation of the Company, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(o) Date of Grant. The date as of which an Award is made by the Committee.

(p) Disability or Disabled. As to an Incentive Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(q) Fair Market Value.

(i) If Company Stock is traded on a national securities exchange or the NASDAQ Stock Market, the average of the highest and lowest registered sales prices of Company Stock on such exchange or the NASDAQ Stock Market;

(ii) If Company Stock is traded in the over-the-counter market, the average between the closing bid and asked prices as reported by the NASDAQ Stock Market; or

(iii) If shares of Company Stock are not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

Fair Market Value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which Company Stock is traded.

(r) Incentive Option. An Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code Section 422.

(s) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Option and is so designated.

(t) Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(u) Participant. Any individual who receives an Award under the Plan.

(v) Plan Stock Grant. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 7 below.

(w) Rule 16b-3. Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(x) 10% Shareholder. A person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

3. General. Awards of Options and Plan Stock Grants may be granted under the Plan. Options granted under the Plan may be Incentive Options or Nonstatutory Stock Options.

4. Stock. Subject to Section 12 of the Plan, there shall be reserved for issuance under the Plan a total of [1,094,023]  unissued shares of Company Stock. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Plan Stock Grants awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall, if permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of Applicable Withholding Taxes.

5. Eligibility.

(a) Any employee of, non-employee director of, or Consultant to the Company or its affiliates or subsidiaries, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

(b) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(c) Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Option.

6. Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the options are Incentive Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant. The exercise price of a Nonstatutory Stock Option Award shall not be less than 100% of the Fair Market Value of the shares of Company Stock covered by the Option on the Date of Grant.

(c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Option shall not be longer than ten years from the Date of Grant, except that an Incentive Option granted to a 10% Shareholder may not have a term in excess of five years. No option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Option to provide for more liberal exercise provisions, provided however that if the Incentive Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

(e) An Incentive Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Company Stock with respect to which Incentive Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Options granted under the Plan and all other plans of the Company and any parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Option to ensure that the foregoing requirement is met. If Incentive Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

(g) If a Participant’s employment or services is terminated by the Company for Cause, the Participant’s Options shall terminate as of the date of the misconduct.

7. Plan Stock Grants Awards.

(a) Whenever the Committee deems it appropriate to grant a Plan Stock Grant Award, notice shall be given to the Participant stating the number of shares of Plan Stock Grant for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Award agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Plan Stock Grant Award may be made by the Committee in its discretion without cash consideration.

(b) The Committee may place such restrictions on the transferability and vesting of Plan Stock Grant as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control or Corporate Change acceleration parameters under which all, or a portion, of the Plan Stock Grant will vest on the Company’s achievement of established performance objectives. Plan Stock Grant may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c) The Committee may provide in a Plan Stock Grant Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Plan Stock Grant as it deems appropriate.

(d) A Participant shall hold shares of Plan Stock Grant subject to the restrictions set forth in the Award agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Plan Stock Grant, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Plan Stock Grant shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award agreement. If stock dividends are declared on Plan Stock Grant, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Plan Stock Grant.

8. Method of Exercise of Options.

(a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Company Stock that the Participant has owned for at least six months (valued at Fair Market Value on the date of exercise), or (ii) exercise any applicable net exercise provision contained therein. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Company Stock acquired directly or indirectly from the Company shall be paid only with shares of Company Stock that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(b) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

9. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Plan Stock Grants, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock (subject to such restrictions as the Committee may establish, including a requirement that any shares of Company Stock so delivered shall have been held by the Participant for not less than six months) or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and in accordance with Rule 16b-3.

10. Nontransferability of Awards.

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

11. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the Effective Date. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 12), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

12. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a Subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned Subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company, and subject to the proviso that any such adjustments or new options shall not be made or granted, respectively, that would result in subjecting the Plan to variable plan accounting treatment. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 12 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

13. Change of Control. In the event of a Change of Control or Corporate Change, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(a) At the time the Award is made, provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(b) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(c) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control or Corporate Change; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

(d) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving legal entity in such Change of Control or Corporate Change.

14. Administration of the Plan.

(a) The Plan shall be administered by the Committee, who shall be appointed by the Board. The Board may designate the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “Non-Employee Directors” as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more “outside directors” as that term is defined for purposes of Code section 162(m). If any member of the Committee fails to qualify as an “outside director” or (to the extent required by Rule 16b-3) a “Non-Employee Director,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board of Directors may from time to time may appoint members of the Committee and fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change of Control or Corporate Change exists, (ix) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Plan Stock Grant or the lapse of restrictions on Plan Stock Grant or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Options.

(c) The Committee shall have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an option as an Incentive Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

15. Issuance of Company Stock. The Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which Company Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal securities law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Company Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

16. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

17. Beneficiary. A Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive any payments under Awards of Plan Stock Grant or Plan Stock Grant after the Participant’s death. If a Participant makes no valid designation, or if the designated beneficiary fails to survive the Participant or otherwise fails to receive the benefits, the Participant’s beneficiary shall be the first of the following persons who survives the Participant: (a) the Participant’s surviving spouse, (b) the Participant’s surviving descendants, per stirpes, or (c) the personal representative of the Participant’s estate.

18. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company—at its principal business address to the attention of the Secretary; (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

19. Interpretation. The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

Appendix B

ARTICLES OF AMENDMENT

TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SINGULARITY FUTURE TECHNOLOGY LTD.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.	The name of the corporation is Singularity Future Technology Ltd. (the “Corporation”).

2.	The Corporation’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) are amended as follows:

2a. The first sentence of Section 1 of Article III of the Articles of Incorporation is hereby amended and restated in its entirety as follows:

“The number of shares of common stock which the Corporation shall have authority to issue shall be 50,000,000,000 shares, without par value per share.”

2b. The following is hereby added to the end of the last paragraph of Section 1 of Article III:

“As of 12:01 a.m., Eastern Time, on [ ] (the “Effective Time”), a reverse stock split (“Reverse Stock Split”) will occur, as a result of which each [  ] shares of issued and outstanding Common Stock of the Corporation (“Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reconstituted, combined and converted into one (1) share of the Corporation’s Common Stock (“New Common Stock”). The Corporation will not issue fractional shares. The number of shares to be issued to each holder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any holder would not be a whole number. From and after the Effective Time, certificates representing Old Common Stock shall confer no right upon the holders thereof other than the right to exchange them for certificates representing New Common Stock pursuant to the provisions hereof.”

The remainder of Article III is not changed by this amendment.

3.	The foregoing amendment was adopted on [ ].

4.	This amendment has been approved and recommended by unanimous consent of the Board of Directors of the Corporation.

5.	The amendment was proposed by the Board of Directors and submitted to the holders of the Corporation’s voting Common Stock, the only class of voting capital stock outstanding, in accordance with the provisions of Title 13.1, Chapter 9 of the Code of Virginia, and:

(a)	The number of shares outstanding on the record date, the number of votes entitled to be cast on the proposed amendment and the number of votes cast for and against the amendment were as follows:

Number of shares outstanding:
Number of votes entitled to be cast:
Number of votes for:
Number of votes against:

(b)	The total number of votes cast for the amendment was sufficient for approval of the amendment.

6.	The Articles of Amendment to be issued as a result of the filing of these Articles of Amendment shall become effective as of 12:01 a.m., Eastern Time, on [ ], in accordance with Section 13.1-606 of the Virginia Stock Corporation Act.

[Signature follows on next page]

B-1

IN WITNESS WHEREOF, Singularity Future Technology Ltd. has caused these Articles of Amendment to the Amended and Restated Articles of Incorporation to be signed by a duly authorized officer of the Corporation.

SINGULARITY FUTURE TECHNOLOGY LTD.
a Virginia corporation

Date: [ ]	By:
Name:
	Title:	Chief Executive Officer
Corporation’s SCC ID: 06834410

B-2

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY CARD
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jia Yang, attorney of the undersigned, with full power of substitution and revocation in each to vote any or all shares of Common Stock of Singularity Future Technology Ltd. (the “Company”) which the undersigned may be entitled to vote at the 2026 Annual Meeting of Stockholders to be held on [ ], 2026, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

THE BOARD OF DIRECTORS (the “Board”) RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of Directors:

NOMINEES:	Jinhao Pang	☐ FOR ☐ AGAINST ☐ ABSTAIN
	Xu Zhao	☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	To ratify the appointment of Audit Alliance LLC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve the implementation of a new stock incentive plan (the “2026 Incentive Plan”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. (a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-fourteen (14), whereby five (5) shares, ten (10) shares, or fourteen (14) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

5. To amend the Company’s current Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock, which the Company shall have authority to issue, from 50,000,000 shares to 50,000,000,000 shares (the “Increase of Authorized Shares Amendment”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” all Proposals.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: ___________, 2026

Signature:

Signature if held jointly:

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.